EXHIBIT 10.6
CONTINUING UNCONDITIONAL GUARANTY
     This Continuing Unconditional Guaranty (this “Guaranty”) dated as of the 27th day of September, 2006 (the “Effective Date”), is made by Joe Fogarty, Nancy Fogarty, individuals domiciled in Harris County, Texas, and The Fogarty Family Trust (collectively, the “Guarantors”), for the benefit of United Development Funding III, L.P., a Delaware limited partnership and its affiliates, subsidiaries, successors and assigns (“Lender”).
R E C I T A L S:
     A. Lender has agreed to advance funds to Arete Real Estate and Development Company, a Texas corporation, Creative Modular Housing, Inc., a Texas corporation, and Modern Modular Home Rental Corp., a Texas corporation (collectively, “Borrowers”) as co-borrowers under that certain Secured Promissory Note dated the Effective Date in the principal amount of U.S. $3,617,500.00 (the “Note”).
     B. Each Guarantor is an affiliate of Borrower and shall benefit, directly or indirectly, from the loan made to Borrower under the Note.
     C. The Guarantors are willing to execute this Guaranty in favor of Lender and hereby agree to be bound by its terms and conditions.
A G R E E M E N T:
     NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound hereby, each Guarantor, severally and jointly with the other Guarantor, agrees and covenants with Lender as follows:
     1. Definitions. Capitalized terms not defined in this Guaranty shall have the respective meanings given to such terms in the Note.
     2. Guaranty and Surety. Each Guarantor hereby absolutely and unconditionally guarantees, and becomes surety for, the full, timely and complete payment when due, whether by lapse of time, by acceleration of payment, or otherwise, of (a) all indebtedness, liabilities and obligations of Borrowers to Lender, whether now existing or hereinafter arising, under the Note and the other Loan Documents, (b) all costs reasonably incurred by Lender to obtain, preserve, perfect and enforce the security interests granted by this Agreement and to maintain, preserve and collect any collateral, and all taxes, assessments, insurance premiums, repairs, reasonable attorneys’ fees and legal expenses, rent, storage charges, advertising costs, brokerage fees and expenses of sale related thereto, and (c) all renewals, extensions, modifications and substitutions of all or any part of the indebtedness and obligations described in the foregoing clauses (a) and (b) (collectively, the “Guaranteed Obligations”). Each Guarantor’s obligation under this Guaranty is unconditional, absolute and enforceable, irrespective of (a) the validity or enforceability of the Guaranteed Obligations in whole or in part or of the Note and the other Loan Documents or any provision thereof, (b) whether recovery against Borrowers with respect to the Guaranteed Obligations in whole or in part is prevented by bankruptcy, the operation of law, or otherwise, and (c) any other circumstance that might otherwise cause a legal or equitable discharge or defense of Guarantors.
     3. Subsequent Acts by Lender. Lender may, in its sole discretion and without notice, take or refrain from taking any action that might otherwise be deemed a legal or equitable release or discharge of Guarantors’ obligations under this Guaranty, without either impairing or affecting the joint and several liability of Guarantors for the full, timely and complete payment of the Guaranteed Obligations, which actions might include, by way of illustration and not limitation:
     (a) the renewal or extension of any of the Guaranteed Obligations or any payments thereunder, or the acceleration or change of time for payment of the Guaranteed Obligations, any increase in the principal amount of any promissory note or other instrument comprising a part of the Guaranteed Obligations, and/or any additional funds advanced under the Guaranteed Obligations;
     (b) the modification, amendment or change in any of the terms relating to any promissory note or other agreement, document or instrument now or hereafter executed by any Borrower in favor of Lender, including, without limitation, the Note and the other Loan Documents;
     (c) the absence of any attempt to collect the Guaranteed Obligations from Borrowers or any other person or entity primarily or secondarily liable for the Guaranteed Obligations or any other action to enforce Lender’s rights with respect to the Guaranteed Obligations;
     (d) the waiver, consent, or delay in enforcement by Lender with respect to any provision of any instrument evidencing the Guaranteed Obligations;
     (e) any failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral given for the Guaranteed Obligations, or the release or compromise of any lien or security held by Lender as security for the Guaranteed Obligations;
     (f) the compounding, rearrangement or consolidation by Lender of all or any part of the Guaranteed Obligations;
     (g) the release from liability of Borrowers or any other guarantor or person or entity primarily or secondary liable for the Guaranteed Obligations who may guarantee or provide security for the Guaranteed Obligations in whole or in part; or
     (h) the settlement, release, compromise or cancellation of all or any part of the Guaranteed Obligations, or the acceptance of partial payment of all or any part of the Guaranteed Obligations.

     4. Expenses. Each Guarantor agrees to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys’ fees paid or incurred by Lender in endeavoring to collect all or any part of the Guaranteed Obligations, or in enforcing or pursuing Lender’s remedies with respect to the Guaranteed Obligations.
     5. Payment by Guarantor. In the event of any failure to pay with respect to the Guaranteed Obligations or any “default” or “event of default” under the Note or any Loan Document (the terms “default” and “event of default” having the respective meanings given to such terms in the Note and the other Loan Documents), each Guarantor agrees to pay on demand, all of the Guaranteed Obligations and all other costs, expenses and other amounts payable under this Guaranty. Lender shall not be required to liquidate any lien or any other form of security, instrument, or note held by Lender prior to making such demand. THIS IS A GUARANTY OF PAYMENT AND NOT OF COLLECTION, and each Guarantor specifically agrees that Lender shall not be required to assert any claim, file suit, or proceed to obtain a judgment against Borrowers or any other guarantor, endorser or surety for the Guaranteed Obligations, or make any effort at collection of the Guaranteed Obligations, or foreclose against or seek to realize upon any security or collateral now or hereafter existing for the Guaranteed Obligations, or exercise or assert any other right or remedy to which Lender is or may be entitled in connection with the Guaranteed Obligations, before or as a condition of enforcing the liability of Guarantors under this Guaranty or requiring payment of the Guaranteed Obligations under this Guaranty. Each Guarantor agrees, to the full extent it may legally do so, that suit may be brought against such Guarantor with or without making Borrowers or any other person or entity a party to such suit, as Lender may elect. Each Guarantor agrees that such Guarantor shall remain fully liable under this Guaranty regardless of whether any Borrower is held to be not liable on the Guaranteed Obligations and regardless of whether all or any portion of the Guaranteed Obligations are “non-recourse” or “limited recourse” to Borrowers.
     6. Application of Payments. Lender shall have the exclusive right to determine the time and manner of application of any payments or credits to the Guaranteed Obligations, whether received from Borrowers or any other source, and such determination shall be binding on Guarantors. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Guaranteed Obligations as Lender shall determine in its sole discretion without affecting the validity or enforceability of this Guaranty.
     7. Guarantors’ Responsibilities. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrowers, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor further agrees that Lender shall have no duty to advise such Guarantor of any information known to Lender regarding such condition or such circumstances or to undertake any investigation. If Lender, in its sole discretion, undertakes at any time or from time to time to provide any information to any Guarantor, Lender shall be under no obligation to update any such information or to provide any such information to Guarantors on any subsequent occasion.

     8. Reinstatement. Each Guarantor agrees that, to the extent any payment or payments are made to Lender or Lender receives any proceeds of collateral, which payments or proceeds are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrowers or any other party, then such Guarantor’s obligations under this Guaranty to the extent of such repayment, shall immediately and automatically be reinstated and continued in full force and effect.
     9. Subordination. Each Guarantor agrees that any and all claims of such Guarantor against Borrowers, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, and the properties and assets of Borrowers, whether arising by reason of any payment by such Guarantor to Lender pursuant to the provisions of this Guaranty or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, to Lender of all of the Guaranteed Obligations.
     10. Waivers by Guarantors. Each Guarantor hereby waives to the extent permissible by law: (a) notice of acceptance of this Guaranty and of creation of the Guaranteed Obligations, (b) presentment, notice of non-payment, and demand for payment of the Guaranteed Obligations, (c) protest, notice of protest, and notice of dishonor or default to such Guarantor or to any other party with respect to any of the Guaranteed Obligations, and (d) all other notices to which such Guarantor might otherwise be entitled.
     11. Continuation. This Guaranty shall continue in full force and effect with respect to each Guarantor, and Lender shall be entitled to make loans and advances and extend financial accommodations to Borrower on the faith of this Guaranty, until Lender delivers to such Guarantor, a written revocation of this Guaranty executed by Lender.
     12. Mutual Understanding. Each Guarantor represents and warrants to Lender that such Guarantor has read and fully understands the terms and provisions hereof, has had an opportunity to review this Guaranty with legal counsel and has executed this Guaranty based on such Guarantor’s own judgment and advice of counsel. If an ambiguity or question of intent or interpretation arises, this Guaranty will be construed as if drafted jointly by the Guarantors and Lender and no presumption or burden of proof will arise favoring or disfavoring any party because of authorship of any provision of this Guaranty.
     13. Further Assurances. Each Guarantor at such Guarantor’s expense will promptly (a) execute and deliver to Lender on Lender’s request, all such other and further documents, agreements and instruments as may be requested by Lender, and (b) deliver all such supplementary information as may be requested by Lender, in compliance with or accomplishment of the agreements of such Guarantor under this Guaranty.
     14. Cumulative Remedies. Each Guarantor hereby agrees that all rights and remedies that Lender is afforded by reason of this Guaranty are separate and cumulative with respect to Guarantors and otherwise and may be pursued separately, successively, or concurrently, as Lender deems advisable. In addition, all such rights and remedies of Lender are non-exclusive and shall in no way limit or prejudice Lender’s ability to pursue any other legal or equitable rights or remedies that may be available to Lender.

     15. Notice. All notices and other communications under this Guaranty will be in writing and will be mailed by registered or certified mail, postage prepaid, sent by facsimile, delivered personally by hand, or delivered by nationally recognized overnight delivery service addressed to Lender at 1812 Cindy Lane, Suite 200, Bedford, Texas 76021, Facsimile No. (817) 835-0383, and Guarantors at 340 North Sam Houston Parkway East, #100, Houston, Texas 77060, Facsimile No. (281) 260-9798, or to such other address as a party may have delivered to the other parties for purposes of notice. Each notice or other communication will be treated as effective and as having been given and received (a) if sent by mail, at the earlier of its receipt or three business days after such notice or other communication has been deposited in a regularly maintained receptacle for deposit of United States mail, (b) if sent by facsimile, upon electronic or written confirmation of facsimile transfer, (c) if delivered personally by hand, upon electronic or written confirmation of delivery from the person delivering such notice or other communication, or (d) if sent by nationally recognized overnight delivery service, upon electronic or written confirmation of delivery from such service.
     16. Enforcement and Waiver by Lender. Lender shall have the right at all times to enforce the provisions of this Guaranty and the other Loan Documents in strict accordance with their respective terms, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times. The failure of Lender at any time or times to enforce its rights under such provisions strictly in accordance with the same, shall not be construed as having created a custom or in any way or manner modified or waived the same. All rights and remedies of Lender are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.
     17. CHOICE OF LAW; JURISDICTION; VENUE. EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF SECURITY INTERESTS OR REMEDIES IN RESPECT OF ANY PARTICULAR COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS, THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS. JURISDICTION FOR ALL MATTERS ARISING OUT OF THIS GUARANTY SHALL BE EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN DALLAS COUNTY, TEXAS, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH STATE AND FEDERAL COURTS AND AGREES AND CONSENTS NOT TO ASSERT IN ANY PROCEEDING, THAT ANY SUCH PROCESS IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND FURTHER AGREES TO A TRANSFER OF SUCH PROCEEDING TO THE COURTS SITTING IN DALLAS COUNTY, TEXAS.
     18. Severability. If any provision of this Guaranty shall be held invalid under any applicable laws, then all other terms and provisions of this Guaranty shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.
     19. Amendments; Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by Lender and the affected Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     20. Binding Effect; Assignment. This Guaranty shall be binding on each Guarantor and such Guarantor’s administrators, legal representatives, successors, heirs and/or assigns, including, without limitation, any receiver, trustee or debtor in possession of or for such Guarantor, and shall inure to the benefit of Lender and its successors and assigns. No Guarantor shall be entitled to transfer or assign this Guaranty in whole or in part without the prior written consent of Lender. This Guaranty is freely assignable and transferable by Lender without the consent of Guarantors. Should the status, composition, structure or name of any Guarantor change, this Guaranty shall continue and also cover the Guaranteed Obligations under the new status composition, structure or name according to the terms of this Guaranty.
     21. Counterparts. This Guaranty may be executed in any number of multiple counterparts and by different Guarantors on separate counterparts, all of which when taken together shall constitute but one and the same agreement.
     22. Captions. The captions in this Guaranty are for the convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.
     23. Number of Gender of Words. Except where the context indicates otherwise, words in the singular number will include the plural and words in the masculine gender will include the feminine and neutral, and vice versa, when they should so apply.
     24. WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT SUCH GUARANTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR ASSOCIATED HEREWITH OR THEREWITH, BEFORE OR AFTER MATURITY OF THE NOTE; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT SUCH GUARANTOR MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY “SPECIAL DAMAGES”, AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF LENDER OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO MAKE THE LOAN AND ACCEPT THE NOTE BASED UPON, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, “SPECIAL DAMAGES” INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT

DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.
     25. ENTIRE AGREEMENT. THIS GUARANTY TOGETHER WITH THE NOTE AND THE OTHER LOAN DOCUMENTS TOGETHER CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF, AND ALL PRIOR DISCUSSIONS, AGREEMENTS AND STATEMENTS, WHETHER ORAL OR WRITTEN, ARE MERGED INTO THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
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     IN WITNESS WHEREOF, each Guarantor has duly executed this Guaranty on this the ___ day of September, 2006, effective for all purposes as of the Effective Date.

GUARANTORS:

/s/ Joe Fogarty
Joe Fogarty

/s/ Nancy Fogarty
Nancy Fogarty

THE FOGARTY FAMILY TRUST

	By:	/s/ Joe Fogarty
Joe Fogarty, Trustee

	By:	/s/ Nancy Fogarty
Nancy Fogarty, Trustee

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